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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A


                       FOR REGISTRATION OF CERTAIN CLASSES
                OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         AMERICAN EAGLE OUTFITTERS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 No. 13-2721761
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                              150 Thorn Hill Drive
                            Warrendale, PA 15086-7528


Securities to be registered pursuant to Section 12(b) of the Act:  none

Securities to be registered pursuant to Section 12(g) of the Act:  stock options


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]


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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         We incorporate by reference the description of our stock options issued under our 1994 Stock Option Plan as described in the Form S-8 Registration Statement filed May 26, 1994 with the Securities and Exchange Commission (file no. 33-79358).


ITEM 2.   EXHIBITS

Exhibit No.                                 Description
-----------                                 -----------

    4 The 1994 Stock Option Plan, previously filed as Exhibit 4(a) to Registration Statement on Form S-8 (file no. 33-44759), filed January 22, 1998, as amended by Post-Effective Amendment No. 1, filed November 6, 1998, and by Post-Effective Amendment No. 2, filed April 8, 1999, is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             AMERICAN EAGLE OUTFITTERS, INC.

                                             /s/  William P. Tait
                                             --------------------------------
                                             William P. Tait, Vice President,
                                             Secretary and Treasurer

Dated: May 27, 1999



                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

     4 The 1994 Stock Option Plan, previously filed as Exhibit 4(a) to Registration Statement on Form S-8 (file no. 33-44759), filed January 22, 1998, as amended by Post-Effective Amendment No. 1, filed November 6, 1998, and by Post-Effective Amendment No. 2, filed April 8, 1999, is incorporated herein by reference.